                               FORM OF SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A.  Sweep Funds
---------------
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)


                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:     ___________________
                                            Name:   John Philip Coghlan
                                            Title:  President and Chief
                                                    Executive Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:     ___________________
                                            Name:   Jeff Lyons
                                            Title:  Executive Vice President

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT


The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                       FEE
             ----                                                       ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                   An annual fee,
                                                                        payable monthly, of
                                                                        twenty five
                                                                        one-hundredths of
                                                                        one percent (.25%)
                                                                        of the Fund's
                                                                        average daily net
                                                                        assets

             Schwab Government Money Fund                               An annual fee,
                                                                        payable monthly, of
                                                                        twenty five
                                                                        one-hundredths of
                                                                        one percent (.25%)
                                                                        of the Fund's
                                                                        average daily net
                                                                        assets

             Schwab Municipal Money Fund-Sweep Shares                   An annual fee, payable
                                                                        monthly, of twenty five
                                                                        one-hundredths of one
                                                                        percent (.25%) of the Fund's
                                                                        average daily net assets

             Schwab California Municipal Money Fund-Sweep Shares        An annual fee,payable monthly, of
             (formerly Schwab California Tax-Exempt MoneyFund)          twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab US Treasury Money Fund                              An annual fee, payable monthly, of
                                                                        twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab New York Municipal Money Fund-Sweep Shares          An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)           twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab Government Cash Reserves Fund                       An annual fee, payable monthly, of
                                                                        twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab New Jersey Municipal Money Fund                     An annual fee, payable monthly, of
                                                                        twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab Pennsylvania Municipal Money Fund                   An annual fee, payable monthly, of
                                                                        twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

             Schwab Florida Municipal Money Fund                        An annual fee, payable monthly, of
                                                                        twenty five one-hundredths of one
                                                                        percent (.25%) of the Fund's average
                                                                        daily net assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund - Investor Shares        An annual fee, payable monthly, of
                                                                        five one-hundredths of one percent
                                                                        (.05%) of the Fund's average daily
                                                                        net assets

             Schwab Value Advantage Money Fund - Institutional          An annual fee, payable monthly, of
             Shares                                                     five one-hundredths of one percent
                                                                        (.05%) of the Fund's average daily
                                                                        net assets

             Schwab Institutional Advantage Money Fund                  An annual fee,
                                                                        payable monthly, of
                                                                        five one-hundredths
                                                                        of one percent
                                                                        (.05%) of the Fund's
                                                                        average daily net
                                                                        assets

             Schwab Retirement Money Fund                               An annual fee,
                                                                        payable monthly, of
                                                                        five one-hundredths
                                                                        of one percent
                                                                        (.05%) of the Fund's
                                                                        average daily net
                                                                        assets

             Schwab Municipal Money Fund-Value Advantage Shares         An annual fee, payable monthly, of
                                                                        five one-hundredths of one percent
                                                                        (.05%) of the Fund's average daily
                                                                        net assets

             Schwab California Municipal Money Fund-Value               An annual fee, payable monthly, of
             Advantage  Shares (formerly Schwab California              five one-hundredths of one percent
             Tax-Exempt Money Fund)                                     (.05%) of the Fund's average daily
                                                                        net assets

             Schwab New York Municipal Money Fund-Value                 An annual fee, payable monthly, of
             Advantage Shares (formerly Schwab New York                 five one-hundredths of one percent
             Tax-Exempt Money Fund)                                     (.05%) of the Fund's average daily
                                                                        net assets



                            THE CHARLES SCHWAB FAMILY OF FUNDS

                            By:     ___________________
                            Name:  John Philip Coghlan
                            Title: President and Chief Executive Officer

                            CHARLES SCHWAB & CO., INC.

                            By:    ___________________
                            Name:  Jeff Lyons
                            Title: Executive Vice President